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                                                                    EXHIBIT 10.2

                                                 ENCYSIVE PHARMACEUTICALS INC.
                                                 ID: 13-3532643
                                                 6700 West Loop South, 4th Floor
                                                 Bellaire, Texas  77401

NOTICE OF GRANT OF STOCK OPTIONS
AND OPTION AGREEMENT

____________________________                   OPTION NUMBER:        __________
____________________________                   PLAN:                 __________
____________________________                   ID:                   __________

Effective _________, you have been granted a(n) Non-Qualified Stock Option to buy ______ shares of Encysive Pharmaceuticals Inc. (the Company) stock at $________ per share.

The total option price of the shares granted is $_________.

Shares in each period will become fully vested on the date shown.

     Shares               Vest Type              Full Vest          Expiration

           [ One third of granted shares vest on first,     [ Expire 10 years
             second and third anniversary of Grant Date. ]    from Grant Date. ]

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document. Also attached hereto is an Information Memorandum about the Company's Prospectus covering the Plan.

These options are considered to be non-qualified stock options under Section 422 of the Internal Revenue Code of 1986. This letter shall constitute a grant of non-qualified stock options and an Incentive Agreement under the Plan.

This grant and Incentive Agreement are also subject to the further condition that YOU RETURN TO US WITHIN THIRTY (30) DAYS FROM THE DATE OF THIS LETTER A SIGNED COPY OF THIS LETTER to indicate your receipt of the above referenced documents. Please retain this original letter as your documentation of this stock option grant and Incentive Agreement.

                                               _________________________________
Encysive Pharmaceuticals Inc.                  Date

_____________________________________          _________________________________
_____________                                  Date


                                                                Date: __________